SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	identification No.)

38 Corporate Circle, Albany, New York	12203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On November 20, 2007, the Company and Mellon Investor Services LLC, as successor in interest to ChaseMellon Shareholder Services, L.L.C. (the “Rights Agent”), entered into Amendment No. 1 to the Rights Agreement, dated as of August 11, 2000 (the “Rights Agreement”), between the Company and the Rights Agent. The sole purpose of the amendment is to revise the definition of “Acquiring Person” in Section 1(a) of the Rights Agreement to exclude from such definition any person or entity deemed appropriate by Robert J. Higgins that enters into any agreement, arrangement or understanding with any Higgins Stockholder for the purpose of acquiring, holding or disposing of or otherwise acting in concert with respect to any shares of Voting Stock. All other terms of the Rights Agreement will remain unchanged.

     A copy of the amendment is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The foregoing description of the amendment is qualified in its entirety by reference to the amendment. Capitalized terms used without definition herein shall have the meanings ascribed to them in the Rights Agreement.

ITEM 8.01.   OTHER EVENTS.

     On November 20, 2007, the Company, Robert J. Higgins (“Higgins”) and Riley Investment Management LLC entered into a Consent and Agreement pursuant to which the

Company confirmed and agreed that the Special Committee of the Board of Directors (the “Special Committee”), subject to certain terms and conditions and in accordance with Section 912(b) of the New York Business Corporation Law, approved the purchase of stock made by certain Interested Shareholders, as such term is defined in Section 912 of the New York Business Corporation Law. This approval by the Special Committee is a limited and conditional waiver under Section 912 of the New York Business Corporation Law and permits Mr. Higgins to create a consortium exclusively for purposes of proposing a transaction in the near term to the Special Committee.

     A copy of the Consent and Agreement is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. The foreging description of the Consent and Agreement is qualified in its entirety by reference to the Consent and Agreement.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

Exhibit
No.	Description

4.1	Amendment No. 1 to the Rights Agreement, dated as of August 11, 2000, between Trans World Entertainment Corporation and Mellon Investor Services LLC (as successor in interest to ChaseMellon Shareholder Services, L. L. C. ) (incorporated by reference to Exhibit 4.2 to the Form 8- A/A filed by Trans World Entertainment Corporation on November 27, 2007).

99.1	Consent and Agreement, dated as of November 20, 2007, by and among Robert J. Higgins, Riley Investment Management LLC and Trans World Entertainment Corporation.

99.2	Trans World Entertainment Corporation Press Release dated November 20, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ John J. Sullivan
Date: November 27, 2007
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

4.1

Amendment No. 1 to the Rights Agreement, dated as of August 11, 2000, between Trans World Entertainment Corporation and Mellon Investor Services LLC (as successor in interest to ChaseMellon Shareholder Services, L.L.C.) (incorporated by reference to Exhibit 4.2 to the Form 8- A/A filed by Trans World Entertainment Corporation on November 27, 2007).

99.1	Consent and Agreement, dated as of November 20, 2007, by and among Robert J. Higgins, Riley Investment Management LLC and Trans World Entertainment Corporation.

99.2	Trans World Entertainment Corporation Press Release dated November 20, 2007.